UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 – June 30, 2014

Item 1.  Reports to Stockholders.

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Mid Cap Fund

James Micro Cap Fund

James Long-Short Fund

James Advantage Funds	Shareholder Letter
June 30, 2014 (Unaudited)

I am pleased to report another major milestone for the James Advantage Funds. This past year the James Balanced: Golden Rainbow Fund crossed the threshold of $3.0 billion in assets and the fund family exceeded $3.5 billion. Helping our shareholders achieve their financial goals has always been the top priority at James. We certainly appreciate the show of confidence and we are glad it brings further benefits to you. The good news on the James Balanced: Golden Rainbow Fund is the increase in assets has helped the fees on the Fund drop over the last several years. As you will see later in the report, both share classes are now at their lowest management fees since inception in 1991.

Weak employment gains, a sluggish economy and higher taxes haven’t kept the stock market from making gains in the last twelve months. Bonds have been on a roller coaster, but they too moved ahead this last fiscal year. Here is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500® Index rose by 24.61% over the twelve months ended June 30, 2014, an exceptional year. The Dow Jones Industrial Average rose much less, 15.54%, while smaller capitalization stocks, represented by the Russell 2000® Index, rose an astounding 23.64%.

It was a pretty good year for the Healthcare, Basic Material and Technology sectors. The Non-Cyclical and Utility sectors lagged, while the S&P 500® Gold Index fell.

The bond market started the fiscal year in the doldrums but rebounded strongly after the changing of the calendar. Longer bonds took a significant tumble during the July to September period, but started to stabilize in late 2013, and bond prices really began to accelerate in January of 2014. What is interesting to note is that bonds started to stabilize and then rally after the Federal Reserve (Fed) instituted a policy of tapering Quantitative Easing. For the fiscal year, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, a broad measure of high grade U.S. fixed income securities, rose 2.86%. Longer term bonds did even better, with the Barclays U.S. Long Government/Credit Bond Index gaining 10.77%.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of each Fund are stated in its Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run while following our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work, and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

Our strategy is focused on preserving capital in declining markets. The execution of this strategy includes holding undervalued stocks, which we call value stocks. We believe this strategy can provide consistent returns that will, over the long run, outperform the Funds’ benchmarks.

Fund Performance

The James Balanced: Golden Rainbow Fund Retail Class shares rose 14.32% over the twelve months ended June 30, 2014. Its blended benchmark, a blended index comprised of the Russell 2000® Index, the S&P 500® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, rose by 13.22%. The Fund exceeded this benchmark as both stock and bond holdings performed well. We note that longer term U.S. Treasury securities outperformed most stock indexes over the first six months of 2014, and the Fund maintained holdings of between 5 and 10 percent of assets in these bonds over that period. We did increase equity holdings in the Fall of 2013, but we have been trimming back levels more recently.

The James Small Cap Fund rose nicely, advancing 21.46% over the fiscal year versus a rise of 23.64% for the Russell 2000® Index, its benchmark. Value-oriented small cap stocks did well and the portfolio was helped by investments in Energy, Industrial and Technology stocks. The portfolio’s cash position, about 6% of assets for most of the year, did have a slight drag on returns.

The James Mid Cap Fund rose 30.34%, while its benchmark, the S&P 400® MidCap Value Index, rose 27.38%. All major industry sectors rose, but the fund was particularly aided by holdings in Basic Material and Industrial stocks. Mid cap stocks became a favorite of investors this last year as takeovers often focused on mid cap stocks, although we didn’t see much of that activity in the Fund.

Annual Report | June 30, 2014	1

Shareholder Letter	James Advantage Funds
June 30, 2014 (Unaudited)

The James Micro Cap Fund rose 24.75%, while its benchmark, the Russell Microcap Index, rose 24.98%. This Fund focuses on companies with market capitalizations less than $250 million at the time of purchase. The Fund had solid results in the Basic Material and Technology sectors. On the other hand, we had lagging performance in the Non Cyclical sector.

The James Long-Short Fund rose 17.95%, while its benchmark, the S&P 500® Index, rose 24.61%. During the year we only averaged about 75% of net assets in equities. This Fund seeks to take advantage of volatile markets through the use of some leverage and some shorting of stocks our research indicates as overpriced. Given the Fund’s ability to leverage, to hold bonds, and to short securities, investors should not expect a tight correlation to the S&P 500®. The Fund lagged its benchmark because we sold some stocks short in a rising stock market and because the Fund’s cash position was a drag on performance. The Fund did not use any bond investments during the year.

Please see the following charts for longer term comparisons for all our Funds.

Expectations for the Future

After crossing a number of hurdles, the stock market hit new highs and investor sentiment has followed the trend. Today we find many more bulls than bears, and a number of research teams are calling for yet more new highs. Investors have been shifting from bonds and cash into equities, and signs of enthusiasm are abundant. In addition, many may feel they have “missed” the market rally from its lows in 2009, and want to join in on the market advance.

However, pitfalls appear to have cropped up in a number of areas. Commodities have struggled, with corn and wheat losing ground. The Federal Reserve is tapering its Quantitative Easing. The last two times it halted Quantitative Easing, stock prices slipped. The economy fell in the first quarter of 2014, and we see few indications it will accelerate robustly. Low interest rates and a lack of growth policies in Washington leave many investors uneasy.

While employment has been improving, we are finding many, if not most of the new jobs are part time jobs. We continue to see an exodus of full time positions. Fortunately, the housing market has been improving. New home sales are up nicely in the last year and prices and inventory are moving in the right direction as well. Energy continues to drive our economy, with the United States closing in on becoming the largest producer of oil in the world. This will be a significant driver for our economy in the years to come. Lastly, our technological innovations continue to lead the world and provide for tremendous increases in productivity. While we may undergo some short term volatility, we expect American ingenuity and our entrepreneurial spirit to pull us through.

Bonds are transitioning from a period of low inflation and Fed support to one of rising inflation and Fed reversal. The Federal Reserve will end Quantitative Easing in the near future and will eventually start liquidating its multi-trillion dollar bond portfolio. In the short term, a weak stock market, a slow economy or war could support low interest rates, but not permanently. That is why we maintain flexibility in the James Balanced: Golden Rainbow Fund to move out of longer term bonds when they may not be the best investment.

Currently, we think it is prudent to take a moderate approach to both stocks and bonds. We have enjoyed strong results the last few years and we think our approach is appropriate for the time being. Nonetheless, we are optimistic and look forward to opportunities in the future.

Barry R. James, CFA, CIC

President

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted overage of 30 actively traded Blue-Chip stocks.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	14.32%	10.91%	8.07%	8.51%
S&P 500® Index	24.61%	18.83%	7.78%	9.64%
Russell 2000® Index	23.64%	20.21%	8.70%	10.41%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	2.86%	4.09%	4.33%	5.87%
Blended Index(1)	13.22%	11.96%	6.72%	8.38%

(1)

The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Fund inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.07%.

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	14.59%	11.18%	N/A	13.16%
S&P 500® Index	24.61%	18.83%	N/A	23.91%
Russell 2000® Index	23.64%	20.21%	N/A	26.44%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	2.86%	4.09%	N/A	4.26%
Blended Index(1)	13.22%	11.96%	N/A	14.72%

(1)

The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Fund inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 0.82%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2014	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	21.46%	20.27%	7.66%	9.14%
Russell 2000® Value TR Index	22.54%	19.88%	8.24%	10.39%
Russell 2000® TR	23.64%	20.21%	8.70%	9.53%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.53%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P MidCap 400® Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	30.34%	19.53%	7.18%
S&P MidCap 400® Value Index	27.38%	21.86%	9.13%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 1.54%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 Charts
June 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund and Russell Microcap® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Micro Cap Fund	24.75%	15.38%
Russell Microcap® Index	24.98%	20.21%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013 was 1.54%.

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund and S&P 500® Index

Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	17.95%	11.13%
S&P 500® Index	24.61%	16.16%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2013, was 2.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2014	5

Representation of Schedules of Investments	James Advantage Funds
June 30, 2014 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)

James Small Cap Fund - Industry Sector Allocation (% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)

(Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

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James Advantage Funds	Disclosure of Fund Expenses
June 30, 2014 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2014(a)		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.99%		$1,000.00	$1,057.30	$5.05
Retail Class Hypothetical (5% return before expenses)	0.99%		$1,000.00	$1,019.89	$4.96

Institutional Class Actual	0.74%		$1,000.00	$1,058.20	$3.78
Institutional Class Hypothetical (5% return before expenses)	0.74%		$1,000.00	$1,021.12	$3.71

James Small Cap Fund
Actual	1.50%		$1,000.00	$1,020.50	$7.51
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%		$1,000.00	$1,090.30	$7.77
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Micro Cap Fund
Actual	1.50%		$1,000.00	$1,011.60	$7.48
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Long-Short Fund
Actual	2.50	%(c)	$1,000.00	$1,070.60	$12.83
Hypothetical (5% return before expenses)	2.50	%(c)	$1,000.00	$1,012.40	$12.47

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.00% (annualized) of average net assets for the six months ended June 30, 2014.

Annual Report | June 30, 2014	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2014

Shares or Principal Amount		Value
COMMON STOCKS-42.9%
	Basic Materials-4.7%
461,180	Aceto Corp.	$8,365,805
210,780	Barrick Gold Corp.	3,857,274
106,940	CF Industries Holdings, Inc.	25,722,278
263,800	Dow Chemical Co.	13,575,148
65,860	Eastman Chemical Co.	5,752,871
327,400	Goodyear Tire & Rubber Co.	9,095,172
221,600	Huntsman Corp.	6,226,960
10,000	Newmont Mining Corp.	254,400
45,400	Olin Corp.	1,222,168
199,410	PolyOne Corp.	8,403,138
133,340	PPG Industries, Inc.	28,021,401
480,800	Westlake Chemical Corp.	40,271,808
70,960	Worthington Industries, Inc.	3,054,118
		153,822,541

	Consumer, Cyclical-7.3%
743,780	Alaska Air Group, Inc.	70,696,289
9,867	Allegion PLC	559,243
218,760	Dillard’s, Inc., Class A	25,509,604
238,950	DIRECTV*	20,313,139
35,000	Foot Locker, Inc.	1,775,200
1,340,000	Ford Motor Co.	23,101,600
44,000	Hanesbrands, Inc.	4,331,360
104,404	Haverty Furniture Cos., Inc.	2,623,672
36,000	Hawaiian Holdings, Inc.*	493,560
16,900	Insight Enterprises, Inc.*	519,506
671,180	Macy’s, Inc.	38,941,864
40,000	Moody’s Corp.	3,506,400
18,000	PharMerica Corp.*	514,620
14,000	PHI, Inc.*	623,980
393,500	RR Donnelley & Sons Co.	6,673,760
60,000	Skechers U.S.A., Inc., Class A*	2,742,000
300,000	Southwest Airlines Co.	8,058,000
163,500	Viacom, Inc., Class A	14,183,625
182,100	Viacom, Inc., Class B	15,793,533
		240,960,955

	Consumer, Non-cyclical-6.4%
125,565	DeVry Education Group, Inc.	5,316,422
50,230	DST Systems, Inc.	4,629,699
356,230	Eli Lilly & Co.	22,146,819
92,230	Helen of Troy, Ltd.*	5,591,905
104,500	Ingles Markets, Inc., Class A	2,753,575
605,640	Kroger Co.	29,936,785
48,768	Manpowergroup, Inc.	4,137,965
461,030	Merck & Co., Inc.	26,670,585
685,020	Mylan, Inc.*	35,319,631
187,820	Newell Rubbermaid, Inc.	5,820,542
213,073	Omnicare, Inc.	14,184,270
578,220	Pfizer, Inc.	17,161,570
118,000	SpartanNash Co.	2,479,180
128,050	UnitedHealth Group, Inc.	10,468,088
30,000	USANA Health Sciences, Inc.*	2,344,200
168,915	WellPoint, Inc.	18,176,943

See Notes to Financial Statements.
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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2014

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
120,371	WhiteWave Foods Co., Class A*	$3,896,409
		211,034,588

	Energy-3.7%
3,500	Baker Hughes, Inc.	260,575
171,910	Chevron Corp.	22,442,851
150,000	Cimarex Energy Co.	21,519,000
303,050	ConocoPhillips	25,980,476
140,000	Exterran Holdings, Inc.	6,298,600
95,100	Exxon Mobil Corp.	9,574,668
52,000	Gran Tierra Energy, Inc.*	422,240
37,300	Helmerich & Payne, Inc.	4,330,903
488,704	HollyFrontier Corp.	21,351,478
270,000	Tesco Corp.	5,761,800
84,000	Ultra Petroleum Corp.*	2,493,960
11,900	Unit Corp.*	819,077
23,200	Valero Energy Corp.	1,162,320
		122,417,948

	Financial-6.1%
368,423	American Financial Group, Inc.	21,943,274
175,980	AmTrust Financial Services, Inc.	7,357,724
360,000	Aspen Insurance Holdings, Ltd.	16,351,200
34,530	FBL Financial Group, Inc., Class A	1,588,380
975,130	Fifth Third Bancorp	20,819,025
25,000	Goldman Sachs Group, Inc.	4,186,000
78,490	Horace Mann Educators Corp.	2,454,382
339,140	JPMorgan Chase & Co.	19,541,247
1,016,430	KeyCorp	14,565,442
50,770	Montpelier Re Holdings, Ltd.	1,622,101
348,200	Nelnet, Inc., Class A	14,425,926
107,150	Outerwall, Inc.*	6,359,353
25,000	PNC Financial Services Group, Inc.	2,226,250
350,000	Protective Life Corp.	24,265,500
125,727	Southside Bancshares, Inc.	3,641,054
125,000	Torchmark Corp.	10,240,000
182,994	Travelers Cos., Inc.	17,214,246
348,775	Unum Group	12,123,419
		200,924,523

	Industrial-6.6%
60,030	AGCO Corp.	3,374,887
139,120	AMERCO	40,450,531
438,300	American Axle & Manufacturing Holdings, Inc.*	8,279,487
308,260	American Railcar Industries, Inc.	20,890,780
187,572	CNH Industrial NV	1,916,986
10,500	Deere & Co.	950,775
27,800	Encore Wire Corp.	1,363,312
39,555	Greenbrier Cos., Inc.*	2,278,368
245,900	Jarden Corp.*	14,594,165
307,320	Magna International, Inc.	33,113,730
75,000	Ryder System, Inc.	6,606,750
25,000	Smith & Wesson Holding Corp.*	363,500

See Notes to Financial Statements.
Annual Report | June 30, 2014	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2014

Shares or Principal Amount		Value
	Industrial (continued)
344,770	Sturm Ruger & Co., Inc.	$20,344,878
465,000	Trinity Industries, Inc.	20,329,800
381,985	TRW Automotive Holdings Corp.*	34,195,297
89,770	United Rentals, Inc.*	9,401,612
		218,454,858

	Technology-5.5%
70,000	AAR Corp.	1,929,200
194,440	Amkor Technology, Inc.*	2,173,839
271,130	Arrow Electronics, Inc.*	16,378,963
199,410	Avnet, Inc.	8,835,857
100,000	Corning, Inc.	2,195,000
5,000	CSG Systems International, Inc.	130,550
682,170	Deluxe Corp.	39,961,519
40,000	Ingram Micro, Inc., Class A*	1,168,400
205,900	Intel Corp.	6,362,310
14,500	International Business Machines Corp.	2,628,415
230,480	Lexmark International, Inc., Class A	11,099,917
68,030	Lockheed Martin Corp.	10,934,462
180,450	Northrop Grumman Corp.	21,587,233
304,700	PDL BioPharma, Inc.	2,949,496
47,600	SYNNEX Corp.*	3,467,660
25,000	TE Connectivity, Ltd.	1,546,000
509,050	Western Digital Corp.	46,985,315
		180,334,136

	Utilities-2.6%
26,800	AES Corp.	416,740
121,280	American Electric Power Co., Inc.	6,763,786
29,250	American States Water Co.	971,977
370,500	AT&T, Inc.	13,100,880
291,070	BCE, Inc.	13,202,935
5,700	Black Hills Corp.	349,923
120,190	BT Group PLC, Sponsored ADR	7,888,070
111,820	DTE Energy Co.	8,707,423
46,040	IDACORP, Inc.	2,662,493
85,530	Pinnacle West Capital Corp.	4,947,055
203,260	PNM Resources, Inc.	5,961,616
276,710	Portland General Electric Co.	9,593,536
64,940	Public Service Enterprise Group, Inc.	2,648,903
78,260	TELUS Corp.	2,914,402
80,800	UGI Corp.	4,080,400
8,000	UNS Energy Corp.	483,280
310,370	Vonage Holdings Corp.*	1,163,887
36,730	Westar Energy, Inc.	1,402,719
		87,260,025

TOTAL COMMON STOCKS (Cost $944,249,806)		1,415,209,574

See Notes to Financial Statements.
10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2014

Shares or Principal Amount		Value
CLOSED-END FUNDS-0.0%(a)
70,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	$807,800
20,000	Nuveen Municipal Opportunity Fund, Inc.	282,200
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	181,010
50,000	Nuveen Premium Income Municipal Fund 2, Inc.	692,000
TOTAL CLOSED-END FUNDS (Cost $1,693,574)		1,963,010

EXCHANGE TRADED FUNDS-0.4%
43,810	iShares® MSCI Canada Index Fund	1,411,120
11,040	iShares® MSCI Germany Index Fund	345,331
32,080	iShares® MSCI Philippines Investable Market Index Fund	1,181,506
69,000	iShares® MSCI Poland Investable Market Index Fund	2,025,150
110,000	iShares® MSCI Singapore Index Fund	1,487,200
74,840	iShares® MSCI Switzerland Index Fund	2,568,509
10,000	iShares® S&P® National Municipal Bond Fund	1,086,500
122,900	SPDR® Nuveen Barclays Capital Short Term Municipal Bond ETF	2,990,157
40,400	SPDR® S&P® Homebuilders ETF	1,323,100

TOTAL EXCHANGE TRADED FUNDS (Cost $12,855,257)		14,418,573

CORPORATE BONDS-6.8%
	Basic Materials-0.4%
$5,000,000	BHP Billiton Finance USA, Ltd., 1.000%, 2/24/15	5,023,480
5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,187,135
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,750,275
		11,960,890

	Communications-0.2%
5,000,000	BellSouth Corp., 5.200%, 9/15/14	5,048,775

	Consumer, Cyclical-0.4%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,787,830
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,255,975
785,000	McDonald’s Corp., 5.700%, 2/1/39	953,979
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,310,506
		14,308,290

	Consumer, Non-cyclical-1.4%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,101,880
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,149,150
3,000,000	Hershey Co., 4.125%, 12/1/20	3,284,784
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	5,915,349
10,000,000	Merck & Co. Inc, 4.150%, 5/18/43	9,767,440
5,000,000	PepsiCo, Inc., 0.800%, 8/25/14	5,004,625
5,465,000	Wyeth LLC, 5.500%, 2/15/16	5,898,812
		45,122,040

	Energy-0.8%
5,000,000	Apache Corp., 3.250%, 4/15/22	5,140,455
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,059,320
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,091,785
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,861,468
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,577,345
		26,730,373

See Notes to Financial Statements.
Annual Report | June 30, 2014	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2014

Shares or Principal Amount		Value
	Financial-2.1%
$5,000,000	Aflac, Inc., 2.650%, 2/15/17	$5,195,125
5,000,000	Bank of America Corp., 1.728%, 4/27/16(b)	5,063,025
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,351,735
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,388,230
10,000,000	General Electric Capital Corp., 1.026%, 4/15/20(b)	10,022,580
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,682,466
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,409,425
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	5,173,240
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,442,945
5,000,000	National City Corp., 4.900%, 1/15/15	5,121,635
5,000,000	UBS AG, 5.875%, 12/20/17	5,709,820
		70,560,226

	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,251,943
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,520,365
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,061,950
		7,834,258

	Technology-1.0%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,572,440
5,000,000	Intel Corp., 3.300%, 10/1/21	5,174,985
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,078,423
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,437,207
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,199,174
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,781,065
		32,243,294

	Utilities-0.3%
5,000,000	Duke Energy Florida, Inc., 5.800%, 9/15/17	5,715,275
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,714,789
		10,430,064

TOTAL CORPORATE BONDS (Cost $221,590,289)		224,238,210

MORTGAGE BACKED SECURITIES-0.9%
	Federal National Mortgage Association-0.7%
17,024,056	3.500%, 9/1/33	17,810,755
4,002,427	4.500%, 9/1/40	4,291,126
		22,101,881

	Government National Mortgage Association-0.2%
5,946,789	4.000%, 12/20/40	6,374,428

TOTAL MORTGAGE BACKED SECURITIES (Cost $27,666,449)		28,476,309

U.S. GOVERNMENT AGENCIES-1.6%
	Federal Farm Credit Banks-0.9%
10,000,000	1.750%, 5/28/20	9,819,780
10,000,000	2.380%, 5/15/23	9,633,120
10,000,000	3.220%, 3/26/31	9,484,620
		28,937,520

See Notes to Financial Statements.
12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2014

Shares or Principal Amount		Value
	Federal Home Loan Bank-0.6%
$5,000,000	1.600%, 10/22/20	$4,833,580
5,000,000	1.250%, 7/25/22(c)	5,003,705
10,000,000	2.430%, 10/11/22	9,752,520
		19,589,805

	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,086,230

TOTAL U.S. GOVERNMENT AGENCIES (Cost $55,205,676)		53,613,555

U.S. TREASURY BONDS & NOTES-38.6%
	U.S. Treasury Bonds-12.4%
110,000,000	1.625%, 8/15/22	104,388,240
2,500,000	2.750%, 11/15/23	2,560,742
20,000,000	5.375%, 2/15/31	26,228,120
102,500,000	3.875%, 8/15/40	113,486,770
150,000,000	3.750%, 11/15/43	161,671,800
		408,335,672

	U.S. Treasury Inflation Indexed Notes-1.0%
16,139,475	2.500%, 7/15/16	17,511,331
13,012,250	1.625%, 1/15/18	14,188,440
		31,699,771

	U.S. Treasury Notes-25.2%
78,000,000	2.625%, 12/31/14	78,984,126
140,000,000	0.250%, 11/30/15	140,060,200
60,000,000	2.000%, 1/31/16	61,619,520
75,000,000	0.250%, 5/15/16	74,783,175
45,000,000	1.000%, 9/30/16	45,435,960
58,000,000	4.625%, 2/15/17	63,913,274
100,000,000	1.500%, 8/31/18	100,507,800
160,000,000	2.750%, 2/15/19	168,812,480
95,000,000	2.625%, 11/15/20	98,651,610
		832,768,145

TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,248,041,761)		1,272,803,588

FOREIGN BONDS-1.9%
	Australia Government-0.3%
AUD 10,000,000	5.250%, 3/15/19	10,371,806

	Canada Government-0.3%
CAD 5,000,000	3.750%, 6/1/19	5,170,517
CAD 5,000,000	3.500%, 6/1/20	5,161,332
		10,331,849

	Denmark Government-0.3%
DKK 56,000,000	1.500%, 11/15/23	10,469,049

	International Bank for Reconstruction & Development-0.1%
TRY 8,000,000	6.000%, 7/23/15	3,723,591

See Notes to Financial Statements.
Annual Report | June 30, 2014	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2014

Shares or Principal Amount		Value
	Netherlands Government-0.1%
EUR 3,000,000	4.000%, 7/15/19	$4,821,287

	Norway Government-0.3%
NOK 21,000,000	4.500%, 5/22/19	3,862,424
NOK 28,000,000	2.000%, 5/24/23	4,435,155
		8,297,579

	Queensland Treasury Corp.-0.2%
AUD 5,000,000	6.000%, 10/14/15	4,923,076

	Sweden Government-0.3%
SEK 52,000,000	5.000%, 12/1/20	9,559,399

TOTAL FOREIGN BONDS (Cost $60,570,003)		62,497,636

MUNICIPAL BONDS-4.2%
	California-0.0%(a)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,085,960

	Colorado-0.0%(a)
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,109,500

	Connecticut-0.2%
5,350,000	State of Connecticut, Series B, 5.000%, 11/1/25	6,220,873

	Florida-0.0%(a)
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,105,600

	Georgia-0.3%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,309,960
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	6,028,100
		9,338,060

	Hawaii-0.3%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,696,680

	Illinois-0.1%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	530,820
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,052,970
		1,583,790

	Maryland-0.2%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,034,350

	Massachusetts-0.1%
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,142,910

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,045,770

See Notes to Financial Statements.
14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2014

Shares or Principal Amount		Value
	Ohio-1.2%
$5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	$5,735,798
4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds, Series B, 6.150%, 12/1/33	4,893,504
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,099,100
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,297,750
11,000,000	5.500%, 1/1/51	12,066,780
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,196,404
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	550,995
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	1,129,920
105,000	Ohio State University Prerefunded Revenue Bonds, Series A, 5.000%, 12/1/28	122,880
895,000	Ohio State University Unrefunded Revenue Bonds, Series A, 5.000%, 12/1/28	1,004,593
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	600,260
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,140,980
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,086,810
		39,925,774

	Pennsylvania-0.7%
20,000,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 6/1/24	23,662,800

	Texas-0.5%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,096,810
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,066,410
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	537,910
7,150,000	New Caney Independent School District General Obligation Unlimited Bonds (School Building), Series AD, 5.000%, 2/15/35	7,528,092
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	6,071,710
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,086,270
		17,387,202

	Washington-0.4%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,104,850
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,911,596
		12,016,446

	Wisconsin-0.2%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	5,810,650

TOTAL MUNICIPAL BONDS (Cost $132,829,568)		137,166,365

SHORT TERM INVESTMENTS-2.3%
	Mutual Funds-2.3%
74,774,377	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	74,774,377

TOTAL SHORT TERM INVESTMENTS (Cost $74,774,377)		74,774,377

See Notes to Financial Statements.
Annual Report | June 30, 2014	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2014

Shares or Principal Amount	Value
TOTAL INVESTMENT SECURITIES-99.6% (Cost $2,779,476,760)	$3,285,161,197
OTHER ASSETS IN EXCESS OF LIABILITIES-0.4%	13,841,949
NET ASSETS-100.0%	$3,299,003,146

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2014.
(c)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2014.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

ADR - American Depositary Receipt

AUD - Australian Dollar

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CAD - Canadian Dollar

DKK - Danish Krone

ETF - Exchange Traded Fund

EUR - Euro

LLC - Limited Liability Company

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

S&P - Standard & Poor’s

SEK - Swedish Krona

SPDR - Standard & Poor’s Depositary Receipts

TRY - Turkish Lira

Foreign Bonds Securities Allocation
% of Net Assets
Europe	1.0%
Asia - Pacific	0.5%
Europe - Euro	0.1%
North America	0.3%

1.9%

See Notes to Financial Statements.
16	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2014

Shares		Value
COMMON STOCKS-96.8%
	Basic Materials-9.8%
68,962	Aceto Corp.	$1,250,971
253,870	AK Steel Holding Corp.*	2,020,805
55,430	Green Plains, Inc.	1,821,984
161,360	Gulf Resources, Inc.*	345,310
67,575	Innospec, Inc.	2,917,213
149,550	Lydall, Inc.*	4,093,183
54,030	Penn Virginia Corp.*	915,809
63,880	Worthington Industries, Inc.	2,749,395
		16,114,670

	Consumer, Cyclical-12.3%
41,240	A.H. Belo Corp., Class A	488,694
20,410	Asbury Automotive Group, Inc.*	1,402,983
30,132	Courier Corp.	449,569
85,880	Finish Line, Inc., Class A	2,554,071
27,279	Flexsteel Industries, Inc.	909,755
140,670	Haverty Furniture Cos., Inc.	3,535,037
92,360	Hawaiian Holdings, Inc.*	1,266,256
45,260	Insight Enterprises, Inc.*	1,391,292
150,410	Lee Enterprises, Inc.*	669,325
134,340	Myers Industries, Inc.	2,698,891
17,707	Patrick Industries, Inc.*	824,969
45,745	PC Connection, Inc.	946,007
36,100	Salem Communications Corp., Class A	341,506
28,570	Skechers U.S.A., Inc., Class A*	1,305,649
29,570	Standard Motor Products, Inc.	1,320,892
		20,104,896

	Consumer, Non-cyclical-11.4%
50,900	Andersons, Inc.	2,625,422
3,260	Coca-Cola Bottling Co. Consolidated	240,164
74,344	Columbia Laboratories, Inc.*	509,256
29,450	DeVry Education Group, Inc.	1,246,913
43,420	Edgewater Technology, Inc.*	323,045
39,100	Helen of Troy, Ltd.*	2,370,633
25,542	John B Sanfilippo & Son, Inc.	676,097
83,920	Kelly Services, Inc., Class A	1,440,906
25,305	National Healthcare Corp.	1,424,419
14,225	Nature’s Sunshine Products, Inc.	241,398
54,660	Natus Medical, Inc.*	1,374,153
37,840	Pointer Telocation, Ltd.*	344,722
24,010	Sanderson Farms, Inc.	2,333,772
108,560	Titan Pharmaceuticals, Inc.*	85,111
52,840	Toro Co.	3,360,624
		18,596,635

	Energy-4.7%
13,130	Adams Resources & Energy, Inc.	1,025,847
57,980	Equal Energy, Ltd.	314,252
48,470	Exterran Holdings, Inc.	2,180,665
113,693	Star Gas Partners LP	704,897

See Notes to Financial Statements.
Annual Report | June 30, 2014	17

Schedule of Investments	James Small Cap Fund
June 30, 2014

Shares		Value
	Energy (continued)
71,513	Tesco Corp.	$1,526,087
65,400	Ultra Petroleum Corp.*	1,941,726
		7,693,474

	Financial-13.2%
62,180	American Financial Group, Inc.	3,703,441
23,248	AmTrust Financial Services, Inc.	971,999
26,856	ePlus, Inc.*	1,563,019
32,530	FBL Financial Group, Inc., Class A	1,496,380
13,540	Federal Agricultural Mortgage Corp., Class C	420,823
14,463	HCI Group, Inc.	587,198
72,311	MainSource Financial Group, Inc.	1,247,365
32,500	MidSouth Bancorp, Inc.	646,425
63,260	Montpelier Re Holdings, Ltd.	2,021,157
42,970	Outerwall, Inc.*	2,550,269
41,870	Peoples Bancorp, Inc.	1,107,461
21,310	Premier Financial Bancorp, Inc.	342,665
36,190	Resource America, Inc., Class A	338,376
86,457	Southside Bancshares, Inc.	2,503,786
47,860	State Auto Financial Corp.	1,121,360
12,880	World Acceptance Corp.*	978,365
		21,600,089

	Industrial-16.9%
84,105	Alamo Group, Inc.	4,549,239
27,890	AMERCO	8,109,296
40,350	American Railcar Industries, Inc.	2,734,519
54,080	Celadon Group, Inc.	1,152,986
43,700	Covenant Transportation Group, Inc., Class A*	562,856
36,500	Dana Holding Corp.	891,330
30,510	Franklin Electric Co., Inc.	1,230,468
55,230	Fuel Tech, Inc.*	311,497
16,640	Greenbrier Cos., Inc.*	958,464
32,854	NN, Inc.	840,405
19,005	Park-Ohio Holdings Corp.	1,104,381
124,915	SORL Auto Parts, Inc.*	375,994
9,218	Strattec Security Corp.	594,469
41,060	Sturm Ruger & Co., Inc.	2,422,951
35,370	SuperCom, Ltd.*	363,250
60,983	Supreme Industries, Inc., Class A*	396,390
29,594	UFP Technologies, Inc.*	712,919
18,540	USA Truck, Inc.*	344,659
		27,656,073

	Technology-15.4%
33,980	AAR Corp.	936,489
24,740	Alliant Techsystems, Inc.	3,313,181
26,286	Anika Therapeutics, Inc.*	1,217,830
23,580	Cascade Microtech, Inc.*	322,103
30,570	CryoLife, Inc.	273,602
36,230	CSG Systems International, Inc.	945,965

See Notes to Financial Statements.
18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Technology (continued)
139,835	Deluxe Corp.	$8,191,534
70,554	Magic Software Enterprises, Ltd.	528,450
193,595	Mentor Graphics Corp.	4,175,844
65,090	NCI, Inc., Class A*	577,999
27,170	Orbotech, Ltd.*	412,441
95,660	PDL BioPharma, Inc.	925,989
36,730	Pericom Semiconductor Corp.*	332,039
40,882	Perion Network, Ltd.*	412,908
50,680	Repligen Corp.*	1,154,997
61,900	Sanmina Corp.*	1,410,082
		25,131,453

	Utilities-13.1%
140,735	El Paso Electric Co.	5,658,954
24,440	Enventis Corp.	387,130
32,860	Inteliquent, Inc.	455,768
60,355	NorthWestern Corp.	3,149,927
106,920	PNM Resources, Inc.	3,135,964
128,145	Portland General Electric Co.	4,442,787
14,944	Shenandoah Telecommunications Co.	455,194
978,413	Vonage Holdings Corp.*	3,669,049
		21,354,773

TOTAL COMMON STOCKS (Cost $117,791,873)		158,252,063

SHORT TERM INVESTMENTS-3.6%
	Mutual Funds-3.6%
5,951,827	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	5,951,827

TOTAL SHORT TERM INVESTMENTS (Cost $5,951,827)		5,951,827

TOTAL INVESTMENT SECURITIES-100.4% (Cost $ 123,743,700)		164,203,890
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.4)%		(666,977)
NET ASSETS-100.0%		$163,536,913

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.
Annual Report | June 30, 2014	19

Schedule of Investments	James Mid Cap Fund
June 30, 2014

Shares		Value
COMMON STOCKS-95.2%
	Basic Materials-9.3%
12,000	Goodyear Tire & Rubber Co.	$333,360
13,000	Huntsman Corp.	365,300
10,000	Olin Corp.	269,200
10,000	PolyOne Corp.	421,400
8,000	Worthington Industries, Inc.	344,320
		1,733,580

	Consumer, Cyclical-11.0%
8,250	Alaska Air Group, Inc.	784,162
5,000	Dillard’s, Inc., Class A	583,050
6,500	Foot Locker, Inc.	329,680
14,000	RR Donnelley & Sons Co.	237,440
7,500	Steelcase, Inc., Class A	113,475
		2,047,807

	Consumer, Non-cyclical-10.6%
9,000	DeVry Education Group, Inc.	381,060
6,000	Helen of Troy, Ltd.*	363,780
5,000	Manpowergroup, Inc.	424,250
6,400	Toro Co.	407,040
10,325	Tyson Foods, Inc., Class A	387,601
		1,963,731

	Energy-13.3%
4,000	Cimarex Energy Co.	573,840
13,000	Exterran Holdings, Inc.	584,870
20,000	Gran Tierra Energy, Inc.*	162,400
8,250	HollyFrontier Corp.	360,443
7,000	Tesco Corp.	149,380
15,000	Ultra Petroleum Corp.*	445,350
3,000	Unit Corp.*	206,490
		2,482,773

	Financial-12.2%
8,775	American Financial Group, Inc.	522,639
4,000	Aspen Insurance Holdings, Ltd.	181,680
10,000	Horace Mann Educators Corp.	312,700
11,350	Nelnet, Inc., Class A	470,230
4,000	Outerwall, Inc.*	237,400
8,000	Protective Life Corp.	554,640
		2,279,289

	Industrial-18.7%
7,225	AGCO Corp.	406,189
3,000	AMERCO	872,280
11,625	Jarden Corp.*	689,944
3,700	Timken Co.	251,008
12,000	Trinity Industries, Inc.	524,640

See Notes to Financial Statements.
20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Industrial (continued)
8,250	TRW Automotive Holdings Corp.*	$738,540
		3,482,601

	Technology-10.3%
2,500	Alliant Techsystems, Inc.	334,800
10,000	Amkor Technology, Inc.*	111,800
7,750	Arrow Electronics, Inc.*	468,178
13,950	Deluxe Corp.	817,191
20,000	PDL BioPharma, Inc.	193,600
		1,925,569

	Utilities-9.8%
15,550	CMS Energy Corp.	484,383
4,975	DTE Energy Co.	387,403
4,000	Great Plains Energy, Inc.	107,480
2,000	IDACORP, Inc.	115,660
8,000	Portland General Electric Co.	277,360
3,000	UGI Corp.	151,500
7,000	Vectren Corp.	297,500
		1,821,286

TOTAL COMMON STOCKS (Cost $11,020,061)		17,736,636

SHORT TERM INVESTMENTS-4.9%
	Mutual Funds-4.9%
914,997	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	914,997

TOTAL SHORT TERM INVESTMENTS (Cost $914,997)		914,997

TOTAL INVESTMENT SECURITIES-100.1% (Cost $11,935,058)		18,651,633
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(20,202)
NET ASSETS-100.0%		$18,631,431

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

Ltd. - Limited

See Notes to Financial Statements.
Annual Report | June 30, 2014	21

Schedule of Investments	James Micro Cap Fund
June 30, 2014

Shares		Value
COMMON STOCKS-96.0%
	Basic Materials-6.3%
26,008	Aceto Corp.	$471,785
81,710	Gulf Resources, Inc.*	174,860
13,560	Lydall, Inc.*	371,137
		1,017,782

	Consumer, Cyclical-15.7%
20,880	A.H. Belo Corp., Class A	247,428
16,480	Courier Corp.	245,882
15,071	Flexsteel Industries, Inc.	502,618
76,150	Lee Enterprises, Inc.*	338,867
5,800	Myers Industries, Inc.	116,522
9,244	Patrick Industries, Inc.*	430,678
24,203	PC Connection, Inc.	500,518
18,290	Salem Communications Corp., Class A	173,023
		2,555,536

	Consumer, Non-cyclical-7.7%
1,720	Coca-Cola Bottling Co. Consolidated	126,712
38,057	Columbia Laboratories, Inc.*	260,691
22,000	Edgewater Technology, Inc.*	163,680
13,341	John B Sanfilippo & Son, Inc.	353,136
7,890	Nature’s Sunshine Products, Inc.	133,893
19,170	Pointer Telocation, Ltd.*	174,639
55,000	Titan Pharmaceuticals, Inc.*	43,120
		1,255,871

	Energy-6.6%
6,960	Adams Resources & Energy, Inc.	543,785
29,370	Equal Energy, Ltd.	159,185
60,081	Star Gas Partners LP	372,502
		1,075,472

	Financial-16.0%
4,458	ePlus, Inc.*	259,456
1,490	Federal Agricultural Mortgage Corp., Class C	46,309
7,668	HCI Group, Inc.	311,321
39,973	MainSource Financial Group, Inc.	689,534
16,458	MidSouth Bancorp, Inc.	327,350
23,250	Peoples Bancorp, Inc.	614,962
10,800	Premier Financial Bancorp, Inc.	173,664
18,330	Resource America, Inc., Class A	171,386
		2,593,982

	Industrial-19.4%
2,370	Alamo Group, Inc.	128,193
22,120	Covenant Transportation Group, Inc., Class A*	284,906
27,980	Fuel Tech, Inc.*	157,807
17,138	NN, Inc.	438,390
10,070	Park-Ohio Holdings Corp.	585,168
66,663	SORL Auto Parts, Inc.*	200,656

See Notes to Financial Statements.
22	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Industrial (continued)
4,666	Strattec Security Corp.	$300,910
17,920	SuperCom, Ltd.*	184,038
46,723	Supreme Industries, Inc., Class A*	303,699
16,474	UFP Technologies, Inc.*	396,859
9,390	USA Truck, Inc.*	174,560
		3,155,186

	Technology-17.6%
13,711	Anika Therapeutics, Inc.*	635,231
11,950	Cascade Microtech, Inc.*	163,237
17,290	CryoLife, Inc.	154,746
37,301	Magic Software Enterprises, Ltd.	279,385
32,990	NCI, Inc., Class A*	292,951
22,296	Orbotech, Ltd.*	338,453
18,610	Pericom Semiconductor Corp.*	168,234
22,311	Perion Network, Ltd.*	225,341
26,860	Repligen Corp.*	612,139
		2,869,717

	Utilities-6.7%
12,380	Enventis Corp.	196,099
23,570	Inteliquent, Inc.	326,916
8,320	Shenandoah Telecommunications Co.	253,427
83,285	Vonage Holdings Corp.*	312,319
		1,088,761

TOTAL COMMON STOCKS (Cost $12,096,824)		15,612,307

SHORT TERM INVESTMENTS-6.1%
	Mutual Funds-6.1%
990,169	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	990,169

TOTAL SHORT TERM INVESTMENTS (Cost $990,169)		990,169

TOTAL INVESTMENT SECURITIES-102.1% (Cost $13,086,993)		16,602,476
OTHER LIABILITIES IN EXCESS OF ASSETS-(2.1)%		(346,680)
NET ASSETS-100.0%		$16,255,796

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.

Annual Report | June 30, 2014	23

Schedule of Investments	James Long-Short Fund
June 30, 2014

Shares		Value
COMMON STOCKS-94.4%
	Basic Materials-6.7%
16,280	Aceto Corp.(a)	$295,319
5,130	Dow Chemical Co.(a)	263,990
9,150	Goodyear Tire & Rubber Co.(a)	254,187
11,630	Olin Corp.(a)	313,080
5,440	Westlake Chemical Corp.(a)	455,654
		1,582,230

	Consumer, Cyclical-10.2%
6,160	Alaska Air Group, Inc.(a)	585,508
6,300	Dillard’s, Inc., Class A(a)	734,643
2,010	DIRECTV*(a)	170,870
2,610	Hanesbrands, Inc.(a)	256,928
5,560	Haverty Furniture Cos., Inc.( a)	139,723
13,320	Southwest Airlines Co.(a)	357,775
1,560	Viacom, Inc., Class A(a)	135,330
		2,380,777

	Consumer, Non-cyclical-14.7%
6,230	DeVry Education Group, Inc.(a)	263,778
11,525	Eli Lilly & Co.(a)	716,509
6,940	Kroger Co.	343,044
2,570	Manpowergroup, Inc.	218,065
4,320	Merck & Co., Inc.(a)	249,912
22,285	Pfizer, Inc.(a)	661,419
4,110	Toro Co.(a)	261,396
8,860	UnitedHealth Group, Inc.(a)	724,305
		3,438,428

	Energy-11.2%
4,570	Apache Corp.(a)	459,833
3,050	Baker Hughes, Inc.(a)	227,073
1,550	Cimarex Energy Co.	222,363
3,980	ConocoPhillips	341,205
7,430	Exterran Holdings, Inc.(a)	334,276
2,460	Helmerich & Payne, Inc.(a)	285,631
6,255	HollyFrontier Corp.(a)	273,281
6,910	Unit Corp.*	475,615
		2,619,277

	Financial-14.8%
10,110	Fifth Third Bancorp(a)	215,848
4,620	JPMorgan Chase & Co.(a)	266,204
30,260	KeyCorp(a)	433,626
4,520	Outerwall, Inc.*(a)	268,262
6,900	PNC Financial Services Group, Inc.(a)	614,445
11,235	Protective Life Corp.(a)	778,923
7,018	Southside Bancshares, Inc.(a)	203,253
19,860	State Auto Financial Corp.(a)	465,320

See Notes to Financial Statements.
24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Financial (continued)
2,490	Travelers Cos., Inc.(a)	$234,234
		3,480,115

	Industrial-14.8%
4,210	AGCO Corp.(a)	236,686
1,490	AMERCO(a)	433,232
4,220	American Railcar Industries, Inc.(a)	285,990
5,970	Greenbrier Cos., Inc.*(a)	343,872
4,240	Magna International, Inc.(a)	456,860
4,930	Ryder System, Inc.	434,284
5,065	Sturm Ruger & Co., Inc.(a)	298,886
5,160	TRW Automotive Holdings Corp.*(a)	461,923
4,940	United Rentals, Inc.*(a)	517,366
		3,469,099

	Technology-12.3%
31,880	Amkor Technology, Inc.*(a)	356,418
7,160	CSG Systems International, Inc.(a)	186,948
14,195	Deluxe Corp.(a)	831,543
1,225	Equifax, Inc.(a)	88,861
3,105	Lockheed Martin Corp.(a)	499,067
1,640	Northrop Grumman Corp.(a)	196,193
7,930	Western Digital Corp.(a)	731,939
		2,890,969

	Utilities-9.7%
2,860	American Electric Power Co., Inc.(a)	159,502
11,235	PNM Resources, Inc.(a)	329,523
16,860	Portland General Electric Co.(a)	584,536
8,610	UGI Corp.	434,805
117,395	Vonage Holdings Corp.*(a)	440,231
8,760	Westar Energy, Inc.(a)	334,545
		2,283,142

TOTAL COMMON STOCKS (Cost $16,701,499)		22,144,037

EXCHANGE TRADED FUNDS-0.9%
6,080	SPDR® S&P® Homebuilders ETF(a)	199,120

TOTAL EXCHANGE TRADED FUNDS (Cost $167,678)		199,120

See Notes to Financial Statements.
Annual Report | June 30, 2014	25

Schedule of Investments	James Long-Short Fund
June 30, 2014

Shares		Value
SHORT TERM INVESTMENTS-29.8%
	Mutual Funds-29.8%
6,984,737	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	$6,984,737

TOTAL SHORT TERM INVESTMENTS (Cost $6,984,737)		6,984,737

TOTAL INVESTMENT SECURITIES-125.1% (Cost $23,853,914)		29,327,894
SEGREGATED CASH WITH BROKERS-14.9%		3,493,490
SECURITIES SOLD SHORT-(39.5)% (Proceeds $8,748,262)		(9,268,640)
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.5)%		(106,704)
NET ASSETS-100.0%		$23,446,040

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(39.5)%
	Basic Materials-(2.0)%
(7,360)	Fibria Celulose SA, Sponsored ADR	$(71,539)
(8,250)	First Majestic Silver Corp.	(89,183)
(1,160)	Haynes International, Inc.	(65,644)
(9,180)	New Gold, Inc.	(58,477)
(7,060)	Solazyme, Inc.	(83,167)
(4,710)	Wausau Paper Corp.	(50,962)
(6,760)	Yamana Gold, Inc.	(55,567)
		(474,539)

	Consumer, Cyclical-(4.9)%
(9,480)	BioScrip, Inc.	(79,063)
(9,260)	Clear Channel Outdoor Holdings, Inc., Class A	(75,747)
(4,060)	ClubCorp Holdings, Inc.	(75,272)
(3,160)	Global Eagle Entertainment, Inc.	(39,184)
(2,870)	Imax Corp.	(81,738)
(1,640)	Liberty Global PLC, Class A	(72,521)
(600)	Madison Square Garden Co., Class A	(37,470)
(3,240)	Pandora Media, Inc.	(95,580)
(7,310)	Pep Boys - Manny Moe & Jack	(83,773)
(12,840)	Quiksilver, Inc.	(45,967)
(5,460)	Regis Corp.	(76,877)
(5,190)	Tile Shop Holdings, Inc.	(79,355)
(1,060)	Vail Resorts, Inc.	(81,811)
(2,960)	Vince Holding Corp.	(108,395)
(7,060)	World Wrestling Entertainment, Inc., Class A	(84,226)
(970)	zulily, Inc., Class A	(39,721)
		(1,156,700)

	Consumer, Non-cyclical-(8.3)%
(2,680)	Aegerion Pharmaceuticals, Inc.	(86,001)
(1,330)	Ascent Capital Group, Inc., Class A	(87,793)
(16,210)	AVANIR Pharmaceuticals, Inc., Class A	(91,424)
(6,480)	Bridgepoint Education, Inc.	(86,054)
(3,540)	Capital Senior Living Corp.	(84,394)
(1,900)	Cepheid	(91,086)

See Notes to Financial Statements.

26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Consumer, Non-cyclical (continued)
(1,290)	Cubist Pharmaceuticals, Inc.	$(90,068)
(5,000)	Dean Foods Co.	(87,950)
(2,630)	DexCom, Inc.	(104,306)
(3,320)	Elizabeth Arden, Inc.	(71,114)
(320)	Furiex Pharmaceuticals, Inc.	(33,978)
(2,350)	Insulet Corp.	(93,224)
(370)	Intercept Pharmaceuticals, Inc.	(87,553)
(3,160)	Karyopharm Therapeutics, Inc.	(147,097)
(1,640)	Post Holdings, Inc.	(83,492)
(2,690)	Premier, Inc., Class A	(78,010)
(3,630)	Quidel Corp.	(80,259)
(10,550)	Spectrum Pharmaceuticals, Inc.	(85,772)
(5,380)	STAAR Surgical Co.	(90,384)
(4,030)	Veeva Systems, Inc., Class A	(102,564)
(4,750)	Volcano Corp.	(83,648)
(2,900)	Wright Medical Group, Inc.	(91,060)
		(1,937,231)

	Energy-(4.2)%
(1,140)	Antero Resources Corp.	(74,818)
(1,600)	Atlas Pipeline Partners LP	(55,040)
(3,740)	Atlas Resource Partners LP	(75,847)
(6,940)	Clean Energy Fuels Corp.	(81,337)
(3,430)	Crestwood Midstream Partners LP	(75,700)
(1,848)	Enbridge Energy Management LLC	(65,126)
(1,260)	Genesis Energy LP	(70,610)
(1,120)	Gulfport Energy Corp.	(70,336)
(840)	InterOil Corp.	(53,710)
(1,020)	MarkWest Energy Partners LP	(73,012)
(8,550)	McDermott International, Inc.	(69,169)
(2,090)	Pattern Energy Group, Inc.	(69,200)
(3,640)	QR Energy LP	(69,124)
(1,320)	SolarCity Corp.	(93,192)
		(996,221)

	Financial-(3.7)%
(1,730)	Alexander & Baldwin, Inc.	(71,709)
(4,170)	American Capital, Ltd.	(63,759)
(3,650)	American Homes 4 Rent, REIT, Class A	(64,824)
(3,580)	American Residential Properties, Inc., REIT	(67,125)
(3,940)	Bancorp, Inc.	(46,925)
(4,120)	Barclays PLC, Sponsored ADR	(60,193)
(2,220)	Blackstone Mortgage Trust, Inc., REIT, Class A	(64,380)
(3,670)	Cardinal Financial Corp.	(67,748)
(1,670)	eHealth, Inc.	(63,410)
(2,500)	FXCM, Inc., Class A	(37,400)
(1,180)	Greenhill & Co., Inc.	(58,115)
(5,600)	NMI Holdings, Inc., Class A	(58,800)
(1,780)	Realogy Holdings Corp.	(67,124)
(4,150)	Silver Bay Realty Trust Corp., REIT	(67,728)
		(859,240)

	Industrial-(4.5)%
(2,410)	Beacon Roofing Supply, Inc.	(79,819)
(1,160)	Chart Industries, Inc.	(95,978)
(10,930)	CHC Group, Ltd.	(92,249)

See Notes to Financial Statements.
Annual Report | June 30, 2014	27

Schedule of Investments	James Long-Short Fund
June 30, 2014

Shares		Value
	Industrial (continued)
(1,350)	Macquarie Infrastructure Co. LLC	$(84,199)
(6,490)	Ply Gem Holdings, Inc.	(65,549)
(8,000)	Scorpio Tankers, Inc.	(81,360)
(900)	Stratasys, Ltd.	(102,267)
(380)	Tesla Motors, Inc.	(91,223)
(5,250)	Titan International, Inc.	(88,305)
(8,540)	UTi Worldwide, Inc.	(88,304)
(5,530)	Westport Innovations, Inc.	(99,651)
(3,100)	XPO Logistics, Inc.	(88,722)
		(1,057,626)

	Technology-(11.9)%
(1,190)	21Vianet Group, Inc., ADR	(35,664)
(4,150)	8x8, Inc.	(33,532)
(2,610)	A10 Networks, Inc.	(34,713)
(1,350)	ABIOMED, Inc.	(33,939)
(1,930)	Acacia Research Corp.	(34,257)
(1,550)	ACADIA Pharmaceuticals, Inc.	(35,014)
(530)	Agios Pharmaceuticals, Inc.	(24,285)
(1,200)	Aixtron SE, Sponsored ADR	(17,448)
(680)	Alkermes PLC	(34,224)
(2,100)	Allscripts Healthcare Solutions, Inc.	(33,705)
(1,670)	Angie’s List, Inc.	(19,940)
(5,120)	Arena Pharmaceuticals, Inc.	(30,003)
(2,490)	Arrowhead Research Corp.	(35,632)
(250)	Athenahealth, Inc.	(31,282)
(250)	Autohome, Inc., ADR	(8,607)
(500)	Benefitfocus, Inc.	(23,110)
(530)	BioMarin Pharmaceutical, Inc.	(32,971)
(800)	Bluebird Bio, Inc.	(30,856)
(1,060)	Bottomline Technologies, Inc.	(31,715)
(810)	BroadSoft, Inc.	(21,376)
(2,140)	Celldex Therapeutics, Inc.	(34,925)
(840)	Cogent Communications Holdings, Inc.	(29,022)
(640)	CommVault Systems, Inc.	(31,469)
(360)	Concur Technologies, Inc.	(33,602)
(450)	Cornerstone OnDemand, Inc.	(20,709)
(1,130)	Cray, Inc.	(30,058)
(650)	Cree, Inc.	(32,467)
(290)	Demandware, Inc.	(20,117)
(980)	E2open, Inc.	(20,257)
(470)	Enanta Pharmaceuticals, Inc.	(20,243)
(2,320)	Exact Sciences Corp.	(39,510)
(550)	FireEye, Inc.	(22,302)
(790)	Fortinet, Inc.	(19,853)
(2,210)	Fusion-io, Inc.	(24,973)
(1,200)	Genomic Health, Inc.	(32,880)
(1,100)	Gigamon, Inc.	(21,054)
(470)	Guidewire Software, Inc.	(19,110)
(3,940)	Halozyme Therapeutics, Inc.	(38,927)
(1,210)	HealthStream, Inc.	(29,403)
(1,670)	HMS Holdings Corp.	(34,085)
(570)	HomeAway, Inc.	(19,847)

See Notes to Financial Statements.
28	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2014

Shares		Value
	Technology (continued)
(4,730)	Idenix Pharmaceuticals, Inc.	$(113,993)
(2,780)	ImmunoGen, Inc.	(32,943)
(870)	Imperva, Inc.	(22,777)
(1,410)	Infoblox, Inc.	(18,541)
(2,370)	Insmed, Inc.	(47,353)
(610)	Interactive Intelligence Group, Inc.	(34,239)
(480)	Intrexon Corp.	(12,062)
(1,270)	Ironwood Pharmaceuticals, Inc.	(19,469)
(1,070)	Isis Pharmaceuticals, Inc.	(36,862)
(2,290)	Jive Software, Inc.	(19,488)
(2,330)	Keryx Biopharmaceuticals, Inc.	(35,835)
(110)	LinkedIn Corp., Class A	(18,862)
(950)	MacroGenics, Inc.	(20,644)
(3,360)	MannKind Corp.	(36,926)
(470)	Medidata Solutions, Inc.	(20,121)
(960)	Mellanox Technologies, Ltd.	(33,466)
(2,450)	Momenta Pharmaceuticals, Inc.	(29,596)
(390)	NetSuite, Inc.	(33,883)
(1,210)	Novadaq Technologies, Inc.	(19,941)
(310)	OncoMed Pharmaceuticals, Inc.	(7,223)
(2,710)	OPKO Health, Inc.	(23,956)
(4,990)	Orexigen Therapeutics, Inc.	(30,838)
(250)	Palo Alto Networks, Inc.	(20,963)
(2,490)	Paycom Software, Inc.	(36,329)
(1,360)	PROS Holdings, Inc.	(35,958)
(760)	PTC Therapeutics, Inc.	(19,866)
(830)	Qlik Technologies, Inc.	(18,775)
(3,850)	Raptor Pharmaceutical Corp.	(44,468)
(610)	Receptos, Inc.	(25,986)
(690)	RetailMeNot, Inc.	(18,361)
(1,670)	Ruckus Wireless, Inc.	(19,890)
(600)	salesforce.com, Inc.	(34,848)
(930)	Sarepta Therapeutics, Inc.	(27,705)
(3,510)	Scientific Games Corp., Class A	(39,031)
(340)	ServiceNow, Inc.	(21,066)
(690)	Silicon Laboratories, Inc.	(33,983)
(1,520)	Silver Spring Networks, Inc.	(20,262)
(530)	Sohu.com, Inc.	(30,576)
(1,460)	Spectranetics Corp.	(33,405)
(420)	Splunk, Inc.	(23,239)
(1,570)	SunEdison, Inc.	(35,482)
(1,200)	Tangoe, Inc.	(18,072)
(670)	TESARO, Inc.	(20,844)
(240)	Theravance Biopharma, Inc.	(7,651)
(1,120)	Theravance, Inc.	(33,354)
(460)	Trulia, Inc.	(21,795)
(530)	Twitter, Inc.	(21,714)
(890)	Ultragenyx Pharmaceutical, Inc.	(39,952)
(1,210)	Ultratech, Inc.	(26,838)
(1,390)	Varonis Systems, Inc.	(40,324)
(930)	Veeco Instruments, Inc.	(34,652)
(420)	Vertex Pharmaceuticals, Inc.	(39,766)
(570)	ViaSat, Inc.	(33,037)

See Notes to Financial Statements.
Annual Report | June 30, 2014	29

Schedule of Investments	James Long-Short Fund
June 30, 2014

Shares		Value
	Technology (continued)
(1,430)	VirnetX Holding Corp.	$(25,182)
(220)	Workday, Inc., Class A	(19,769)
(930)	Youku, Inc., ADR	(22,190)
(1,030)	Zeltiq Aesthetics, Inc.	(15,646)
		(2,787,083)

TOTAL COMMON STOCKS SOLD SHORT		(9,268,640)

TOTAL SECURITIES SOLD SHORT-(39.5)% (Proceeds $8,748,262)		$(9,268,640)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $18,271,508.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

S&P - Standard & Poor’s

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.
30	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2014

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

ASSETS:

Investment securities:
At cost	$2,779,476,760	$123,743,700	$11,935,058	$13,086,993	$23,853,914

At value	$3,285,161,197	$164,203,890	$18,651,633	$16,602,476	$29,327,894
Segregated cash with brokers	–	–	–	–	3,493,490
Cash	789	–	–	–	–
Dividends and interest receivable	14,285,207	110,948	9,870	3,023	21,374
Receivable for capital shares sold	4,306,772	242,532	94	–	81,829
Other assets	127,036	–	–	–	–

Total Assets	3,303,881,001	164,557,370	18,661,597	16,605,499	32,924,587

LIABILITIES:

Payable for securities sold short (proceeds $–, $–, $–, $– and $8,748,262, respectively)	–	–	–	–	9,268,640
Payable for dividends on securities sold short	–	–	–	–	3,312
Payable for capital shares redeemed	2,107,734	169,925	7,546	–	–
Payable for securities purchased	–	651,858	–	329,938	179,587
Accrued expenses:
Management fees	1,741,255	165,466	18,840	19,765	22,497
12b-1 distribution and service fees	504,221	33,208	3,780	–	4,511
Other payables	524,645	–	–	–	–

Total Liabilities	4,877,855	1,020,457	30,166	349,703	9,478,547

Net Assets	$3,299,003,146	$163,536,913	$18,631,431	$16,255,796	$23,446,040

NET ASSETS CONSIST OF:

Paid-in capital	$2,705,240,418	$132,395,603	$10,553,302	$10,515,067	$19,430,564
Accumulated net investment income/(loss)	1,368	(146,122)	8,283	(53,368)	(45,556)
Accumulated net realized gain/(loss) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	88,082,433	(9,172,758)	1,353,271	2,278,614	(892,570)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	505,678,927	40,460,190	6,716,575	3,515,483	4,953,602

Net Assets	$3,299,003,146	$163,536,913	$18,631,431	$16,255,796	$23,446,040

See Notes to Financial Statements.
Annual Report | June 30, 2014	31

Statements of Assets and Liabilities	James Advantage Funds
June 30, 2014

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,493,030,341	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	98,634,191	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$25.28	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$805,972,805	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	32,170,576	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$25.05	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$163,536,913	$18,631,431	$16,255,796	$23,446,040
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	4,826,457	1,134,521	934,124	1,698,565
Net assets value, offering price and redemption price per share	N/A	$33.88	$16.42	$17.40	$13.80

See Notes to Financial Statements.
32	www.jamesfunds.com

James Advantage Funds	Statements of Operations
For the Year Ended June 30, 2014

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $237,543, $2,836, $53, $1,283 and $354, respectively)	$26,792,469	$2,366,170	$257,380	$180,398	$363,749
Interest	28,770,409	–	–	–	–
Total Investment Income	55,562,878	2,366,170	257,380	180,398	363,749

EXPENSES:

Management fees	18,482,363	1,967,020	207,015	226,107	212,657
12b-1 distribution and service fees - Retail Class	5,277,724	–	–	–	–
12b-1 distribution and service fees	–	394,504	41,516	–	42,644
Dividend expense on securities sold short	–	–	–	–	52,913
Broker fees and charges on securities sold short	–	–	–	–	118,352
Administration fee	1,080,308	–	–	–	–
Transfer agent fee	295,998	–	–	–	–
Interest expense	–	–	–	–	11,375
Custodian fees	236,251	–	–	–	–
Professional fees	182,714	–	–	–	–
Trustee fees	94,484	5,502	565	511	561
Registration fees	272,287	–	–	–	–
Shareholder report printing and mailing	202,185	–	–	–	–
Other expenses	93,214	–	–	–	–
Total Expenses	26,217,528	2,367,026	249,096	226,618	438,502
Net Investment Income/(Loss)	29,345,350	(856)	8,284	(46,220)	(74,753)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	92,331,266	30,606,598	1,353,284	3,491,006	874,175
Securities sold short	–	–	–	–	(710,011)
Foreign currency transactions	(30,698)	–	–	–	–
Net change in unrealized appreciation/(depreciation) on investments	252,524,702	(1,104,934)	3,023,969	(296,945)	3,085,953
Net change in unrealized depreciation on securities sold short	–	–	–	–	(490,621)
Net change in unrealized appreciation on foreign currency translation	33,375	–	–	–	–
Net Realized and Unrealized Gain on Investments	344,858,645	29,501,664	4,377,253	3,194,061	2,759,496
Net Increase in Net Assets Resulting from Operations	$374,203,995	$29,500,808	$4,385,537	$3,147,841	$2,684,743

See Notes to Financial Statements.
Annual Report | June 30, 2014	33

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income	$29,345,350	$27,920,428
Net realized gain from investments and foreign currency transactions	92,300,568	36,755,050
Net change in unrealized appreciation on investments and foreign currency translation	252,558,077	93,139,941
Net Increase in net assets resulting from operations	374,203,995	157,815,419

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(21,653,078)	(19,795,813)
From net realized gain on investments	(20,059,389)	(9,278,093)
Institutional Class Shares:
From net investment income	(8,835,117)	(8,557,617)
From net realized gain on investments	(6,601,353)	(2,721,986)
Decrease in net assets from distributions to shareholders	(57,148,937)	(40,353,509)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	970,253,861	720,893,867
Net asset value of shares issued in reinvestment of distributions to shareholders	40,193,298	27,565,964
Payments for shares redeemed	(492,466,806)	(356,189,244)
Net Increase in net assets from Retail Class capital share transactions	517,980,353	392,270,587

Institutional Class Shares:
Proceeds from shares sold	337,410,291	309,550,391
Net asset value of shares issued in reinvestment of distributions to shareholders	8,869,386	6,079,749
Payments for shares redeemed	(173,813,285)	(87,819,543)
Net Increase in net assets from Institutional Class capital share transactions	172,466,392	227,810,597
Total Increase in Net Assets	1,007,501,803	737,543,094

NET ASSETS:

Beginning of year	2,291,501,343	1,553,958,249
End of year	$3,299,003,146	$2,291,501,343

Accumulated Net Investment Income/(Loss)	$1,368	$(56,459)

See Notes to Financial Statements.
34	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	40,672,165	32,075,023
Shares issued in reinvestment of distributions to shareholders	1,676,454	1,257,838
Shares redeemed	(20,699,717)	(16,030,864)
Net Increase in shares outstanding	21,648,902	17,301,997
Shares outstanding, beginning of period	76,985,289	59,683,292
Shares outstanding, end of period	98,634,191	76,985,289

Institutional Class Shares:
Shares sold	14,287,435	13,915,324
Shares issued in reinvestment of distributions to shareholders	372,687	277,752
Shares redeemed	(7,356,017)	(3,966,673)
Net Increase in shares outstanding	7,304,105	10,226,403
Shares outstanding, beginning of period	24,866,471	14,640,068
Shares outstanding, end of period	32,170,576	24,866,471

See Notes to Financial Statements.
Annual Report | June 30, 2014	35

Statements of Changes in Net Assets	James Small Cap Fund

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income/(loss)	$(856)	$1,948,262
Net realized gain from investments	30,606,598	4,647,983
Net change in unrealized appreciation/(depreciation) on investments	(1,104,934)	21,553,320
Net Increase in net assets resulting from operations	29,500,808	28,149,565

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(4,195,369)	(2,605,549)
Decrease in net assets from distributions to shareholders	(4,195,369)	(2,605,549)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,552,673	57,572,635
Net asset value of shares issued in reinvestment of distributions to shareholders	3,188,000	2,207,916
Payments for shares redeemed	(78,780,404)	(58,780,402)
Net Increase/(Decrease) in net assets from capital share transactions	(23,039,731)	1,000,149
Total Increase in Net Assets	2,265,708	26,544,165

NET ASSETS:

Beginning of year	161,271,205	134,727,040
End of year	$163,536,913	$161,271,205

Accumulated Net Investment Income/(Loss)	$(146,122)	$3,261,972

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	1,650,863	2,172,515
Shares issued in reinvestment of distributions to shareholders	96,753	91,615
Shares redeemed	(2,548,336)	(2,276,226)
Net Decrease in shares outstanding	(800,720)	(12,096)
Shares outstanding, beginning of period	5,627,177	5,639,273
Shares outstanding, end of period	4,826,457	5,627,177

See Notes to Financial Statements.
36	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income	$8,284	$90,389
Net realized gain from investments	1,353,284	641,430
Net change in unrealized appreciation on investments	3,023,969	2,031,821
Net Increase in net assets resulting from operations	4,385,537	2,763,640

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(44,965)	(40,000)
From net realized gain on investments	(445,588)	–
Decrease in net assets from distributions to shareholders	(490,553)	(40,000)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	3,235,678	2,503,329
Net asset value of shares issued in reinvestment of distributions to shareholders	445,408	37,264
Payments for shares redeemed	(3,587,463)	(3,278,601)
Net Increase/(Decrease) in net assets from capital share transactions	93,623	(738,008)
Total Increase in Net Assets	3,988,607	1,985,632

NET ASSETS:

Beginning of year	14,642,824	12,657,192
End of year	$18,631,431	$14,642,824

Accumulated Net Investment Income	$8,283	$44,964

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	219,801	211,092
Shares issued in reinvestment of distributions to shareholders	30,687	3,238
Shares redeemed	(245,358)	(268,737)
Net Increase/(Decrease) in shares outstanding	5,130	(54,407)
Shares outstanding, beginning of period	1,129,391	1,183,798
Shares outstanding, end of period	1,134,521	1,129,391

See Notes to Financial Statements.
Annual Report | June 30, 2014	37

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income/(loss)	$(46,220)	$122,321
Net realized gain/(loss) from investments	3,491,006	(218,660)
Net change in unrealized appreciation/(depreciation) on investments	(296,945)	2,177,958
Net Increase in net assets resulting from operations	3,147,841	2,081,619

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(14,357)	(119,999)
Decrease in net assets from distributions to shareholders	(14,357)	(119,999)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	4,477,035	2,469,575
Net asset value of shares issued in reinvestment of distributions to shareholders	13,928	111,984
Payments for shares redeemed, net of redemption fees	(3,185,478)	(2,899,165)
Net Increase/(Decrease) in net assets from capital share transactions	1,305,485	(317,606)
Total Increase in Net Assets	4,438,969	1,644,014

NET ASSETS:

Beginning of year	11,816,827	10,172,813
End of year	$16,255,796	$11,816,827

Accumulated Net Investment Loss	$(53,368)	$(27,089)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	284,561	203,697
Shares issued in reinvestment of distributions to shareholders	815	9,780
Shares redeemed	(197,895)	(235,683)
Net Increase/(Decrease) in shares outstanding	87,481	(22,206)
Shares outstanding, beginning of period	846,643	868,849
Shares outstanding, end of period	934,124	846,643

See Notes to Financial Statements.
38	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013

FROM OPERATIONS:

Net investment income/(loss)	$(74,753)	$37,462
Net realized gain/(loss) from investments	164,164	(319,645)
Net change in unrealized appreciation on investments and securities sold short	2,595,332	1,870,318
Net Increase in net assets resulting from operations	2,684,743	1,588,135

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	–	(35,250)
Decrease in net assets from distributions to shareholders	–	(35,250)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	8,883,357	6,372,569
Net asset value of shares issued in reinvestment of distributions to shareholders	–	34,844
Payments for shares redeemed	(3,816,320)	(1,425,602)
Net Increase in net assets from capital share transactions	5,067,037	4,981,811
Total Increase in Net Assets	7,751,780	6,534,696

NET ASSETS:

Beginning of year	15,694,260	9,159,564
End of year	$23,446,040	$15,694,260

Accumulated Net Investment Loss	$(45,556)	$(27,971)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	678,509	559,409
Shares issued in reinvestment of distributions to shareholders	–	3,433
Shares redeemed	(321,186)	(138,688)
Net Increase in shares outstanding	357,323	424,154
Shares outstanding, beginning of period	1,341,242	917,088
Shares outstanding, end of period	1,698,565	1,341,242

See Notes to Financial Statements.
Annual Report | June 30, 2014	39

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$22.55	$20.93	$20.66	$18.32	$16.69
Income from investment operations:
Net investment income	0.24 (a)	0.32 (a)	0.25	0.24	0.30
Net realized and unrealized gain	2.96	1.75	0.55	2.50	1.63
Total from investment operations	3.20	2.07	0.80	2.74	1.93

Less distributions:
From net investment income	(0.24)	(0.30)	(0.23)	(0.24)	(0.30)
From net realized gain on investments	(0.23)	(0.15)	(0.30)	(0.16)	–
Total distributions	(0.47)	(0.45)	(0.53)	(0.40)	(0.30)
Net asset value at end of year	$25.28	$22.55	$20.93	$20.66	$18.32

Total return	14.32%	9.98%	3.98%	15.01%	11.60%

Net assets, end of year (in thousands)	$2,493,030	$1,735,736	$1,249,228	$937,696	$572,484

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.00%	1.04%	1.07%	1.12%	1.19%
Ratio of net investment income to average net assets	0.99%	1.45%	1.26%	1.27%	1.68%
Portfolio turnover rate	32%	58%	36%	36%	31%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$22.35	$20.81	$20.61	$18.33	$16.69
Income from investment operations:
Net investment income	0.29 (a)	0.38 (a)	0.33	0.32	0.34
Net realized and unrealized gain	2.94	1.73	0.52	2.47	1.65
Total from investment operations	3.23	2.11	0.85	2.79	1.99

Less distributions:
From net investment income	(0.30)	(0.42)	(0.35)	(0.35)	(0.35)
From net realized gain on investments	(0.23)	(0.15)	(0.30)	(0.16)	–
Total distributions	(0.53)	(0.57)	(0.65)	(0.51)	(0.35)
Paid-in capital from redemption fees	–	0.00 (b)	–	–	–
Net asset value at end of year	$25.05	$22.35	$20.81	$20.61	$18.33

Total return	14.59%	10.26%	4.22%	15.27%	11.94%
Net assets, end of year (in thousands)	$805,973	$555,766	$304,731	$130,870	$60,693

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.75%	0.79%	0.82%	0.87%	1.06%
Ratio of net investment income to average net assets	1.24%	1.71%	1.52%	1.52%	2.06%
Portfolio turnover rate	32%	58%	36%	36%	31%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | June 30, 2014	41

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$28.66		$23.89	$23.88	$17.51	$14.18
Income from investment operations:
Net investment income/(loss)	(0.00)	(a)(b)	0.36 (a)	0.15	0.05	0.02
Net realized and unrealized gain/(loss)	6.12		4.92	(0.11)	6.35	3.33
Total from investment operations	6.12		5.28	0.04	6.40	3.35

Less distributions:
From net investment income	(0.90)		(0.51)	(0.03)	(0.03)	–
From net tax return of capital	–		–	–	–	(0.02)
Total distributions	(0.90)		(0.51)	(0.03)	(0.03)	(0.02)
Net asset value at end of year	$33.88		$28.66	$23.89	$23.88	$17.51

Total return	21.46%		22.51%	0.16%	36.59%	23.61%

Net assets, end of year (in thousands)	$163,537		$161,271	$134,727	$81,505	$65,443

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.00)	%(c)	1.39%	0.58%	0.23%	0.08%
Portfolio turnover rate	62%		41%	89%	60%	38%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.
42	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

Net asset value - beginning of year	$12.97	$10.69	$11.38	$8.59	$7.05

Income/(Loss) from investment operations:
Net investment income	0.01 (a)	0.08 (a)	0.04	0.01	0.02
Net realized and unrealized gain/(loss)	3.87	2.23	(0.64)	2.82	1.54
Total from investment operations	3.88	2.31	(0.60)	2.83	1.56

Less distributions:
From net investment income	(0.04)	(0.03)	(0.09)	(0.04)	(0.02)
From net realized gain on investments	(0.39)	–	–	–	–
Total distributions	(0.43)	(0.03)	(0.09)	(0.04)	(0.02)
Net asset value at end of year	$16.42	$12.97	$10.69	$11.38	$8.59

Total return	30.34%	21.68%	(5.26)%	32.97%	22.13%

Net assets, end of year (in thousands)	$18,631	$14,643	$12,657	$13,403	$9,497

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.05%	0.64%	0.32%	0.13%	0.24%
Portfolio turnover rate	31%	26%	36%	56%	37%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | June 30, 2014	43

Financial Highlights	James Micro Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)

Net asset value - beginning of year	$13.96	$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.05) (b)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	3.50	2.25	(0.13)	1.94
Total from investment operations	3.45	2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.01)	(0.14)	–	–
From net realized gain on investments	–	–	(0.06)	–
Total distributions	(0.01)	(0.14)	(0.06)	–
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	–
Net asset value at end of year	$17.40	$13.96	$11.71	$11.91

Total return	24.75%	20.64%	(1.15)%	19.10%

Net assets, end of year (in thousands)	$16,256	$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.31)%	1.12%	(0.14)%	(0.31)%
Portfolio turnover rate	96%	46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
44	www.jamesfunds.com

James Long-Short Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)

Net asset value - beginning of year	$11.70	$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.06) (b)	0.04 (b)	(0.04)	(0.00)	(c)
Net realized and unrealized gain/(loss)	2.16	1.71	(0.05)	0.10
Total from investment operations	2.10	1.75	(0.09)	0.10

Less distributions:
From net investment income	–	(0.04)	(0.02)	–
Total distributions	–	(0.04)	(0.02)	–
Net asset value at end of year	$13.80	$11.70	$9.99	$10.10

Total return	17.95%	17.57%	(0.93)%	1.00	%(d)

Net assets, end of year (in thousands)	$23,446	$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.57%	2.70%	2.66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	(0.44)%	0.35%	(0.44)%	(1.03)	%(f)
Portfolio turnover rate	171%	58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)

Dividend and interest expense on securities sold short and interest expense totaled 1.07%, 1.20%, 1.15% and 0.23% (annualized) of average net assets for the years ended June 30, 2014, June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.
Annual Report | June 30, 2014	45

Notes to Financial Statements	James Advantage Funds
June 30, 2014

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Micro Cap Fund are each a diversified series of the Trust, and James Long-Short Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase as $1 billion to $8 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than $250 million.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $1,956 and $183 for years ended June 30, 2014 and June 30, 2013, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. Fixed income securities will be valued at evaluated prices provided by an

46	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2014

independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Annual Report | June 30, 2014	47

Notes to Financial Statements	James Advantage Funds
June 30, 2014

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,415,209,574	$–	$–	$1,415,209,574
Closed-End Funds	1,963,010	–	–	1,963,010
Exchange Traded Funds	14,418,573	–	–	14,418,573
Corporate Bonds	–	224,238,210	–	224,238,210
Mortgage Backed Securities	–	28,476,309	–	28,476,309
U.S. Government Agencies	–	53,613,555	–	53,613,555
U.S. Treasury Bonds & Notes	1,272,803,588	–	–	1,272,803,588
Foreign Bonds	–	62,497,636	–	62,497,636
Municipal Bonds	–	137,166,365	–	137,166,365
Short Term Investments	74,774,377	–	–	74,774,377
Total	$2,779,169,122	$505,992,075	$–	$3,285,161,197

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$158,252,063	$–	$–	$158,252,063
Short Term Investments	5,951,827	–	–	5,951,827
Total	$164,203,890	$–	$–	$164,203,890

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,736,636	$–	$–	$17,736,636
Short Term Investments	914,997	–	–	914,997
Total	$18,651,633	$–	$–	$18,651,633

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,612,307	$–	$–	$15,612,307
Short Term Investments	990,169	–	–	990,169
Total	$16,602,476	$–	$–	$16,602,476

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,144,037	$–	$–	$22,144,037
Exchange Traded Funds	199,120	–	–	199,120
Short Term Investments	6,984,737	–	–	6,984,737
Total	$29,327,894	$–	$–	$29,327,894

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(9,268,640)	$–	$–	$(9,268,640)
TOTAL	$(9,268,640)	$–	$–	$(9,268,640)

* For Detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of period. For the year ended June 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended June 30, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2014

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2014, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Annual Report | June 30, 2014	49

Notes to Financial Statements	James Advantage Funds
June 30, 2014

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications result primarily from the differences in the book and tax treatment of certain investments such as partnerships and Passive Foreign Investment Companies (“PFICs”), as well as distributions in excess of net investment income. The following reclassifications have been made on the Statement of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Paid-in capital	$(782)	$(3,210,377)	$–	$(30)	$(50,145)
Accumulated net investment income/(loss)	1,200,672	788,131	–	34,298	57,168
Accumulated net realized gain/(loss)	(1,199,890)	2,422,246	–	(34,268)	(7,023)

Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$2,330,761	$–	$–	$50,145

As of June 30, 2014 the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$2,779,772,095	$123,736,521	$11,935,058	$13,082,206	$24,117,478

Gross unrealized appreciation	$521,119,594	$42,715,789	$6,800,010	$3,789,488	$5,413,348
Gross unrealized depreciation	(15,730,492)	(2,248,420)	(83,435)	(269,218)	(202,932)
Net depreciation of foreign currency and derivatives	(5,510)	–	–	–	(520,378)
Net unrealized appreciation	505,383,592	40,467,369	6,716,575	3,520,270	4,690,038
Accumulated capital gains/(losses)	86,739,974	(9,179,937)	1,310,643	2,273,827	(629,006)
Undistributed ordinary income	1,639,162	–	50,911	–	–
Other cumulative effect of timing differences	–	(146,122)	–	(53,368)	(45,556)
Total	$593,762,728	$31,141,310	$8,078,129	$5,740,729	$4,015,476

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2014 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$30,488,195	$4,195,369	$44,965	$14,357	$–
Long-Term Capital Gains	26,660,742	–	445,588	–	–
Total	$57,148,937	$4,195,369	$490,553	$14,357	$–

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James Advantage Funds	Notes to Financial Statements
June 30, 2014

Post-Enactment Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Post-Act capital loss carryovers were utilized during the year-ended June 30, 2014, in the following amounts:

	Short Term	Long Term
James Small Cap Fund	$1,170,293	$–
James Micro Cap Fund	$897,692	$–

Pre-Enactment Capital Losses: During the year ended June 30, 2014 James Small Cap Fund utilized Pre-Act capital loss carryovers in the amount of $31,763,752 and had Pre-Act unused capital loss carryovers expiring 6/30/18 in the amount of $8,759,066 at the end of the fiscal year.

Capital losses deferred to next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$629,006	$–

The Funds elect to defer to the year ended June 30, 2015 capital losses recognized during the period November 1, 2013 through June 30, 2014 in the amount of:

Amount
James Small Cap Fund	$420,871

The Funds elect to defer to the year ended June 30, 2015 late year ordinary losses in the amount of:

Amount
James Small Cap Fund	$146,122
James Micro Cap Fund	53,368
James Long-Short Fund	45,556

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long- term U.S. Government obligations for the year ended June 30, 2014 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$898,578,801	$346,654,553

Purchases and sales (including maturities) of investments in other long-term securities for the year ended June 30, 2014 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$689,527,183	$497,841,374
James Small Cap Fund	92,393,437	112,956,273
James Mid Cap Fund	4,818,861	5,272,019
James Micro Cap Fund	14,502,332	13,510,840
James Long-Short Fund	33,835,572	30,441,905

For the year ended June 30, 2014, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $34,062,931 and $31,641,623, respectively, for the Long-Short Fund.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million; at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion; at the annual rate of 0.65% of the average daily net assets for assets from $1 billion up to and including $2 billion; and at the annual rate of 0.60% of the average daily net assets for assets over $2 billion.

James is authorized to receive a fee equal to an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Mid Cap Fund and the James Long-Short Fund, respectively, for net assets up to and including $500 million; 1.20% of average daily assets for net assets from $500 million up to and including $1 billion; 1.15% of the average daily assets for net assets from $1 billion to and including $2 billion; and 1.10% of the daily average net assets over $2 billion. James is authorized to receive a fee equal to 1.50% of James Micro Cap Fund average daily assets for net assets up to and including $500 million and 1.45% of average daily assets for net assets over $500 million. Advisory fees for the James Small Cap, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Annual Report | June 30, 2014	51

Notes to Financial Statements	James Advantage Funds
June 30, 2014

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ Distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the year ended June 30, 2014, only the James Long-Short Fund utilized its line of credit. The average amount of borrowings was $3,000,000 over 42 days with a weighted-average interest rate of 3.25%. As of June 30, 2014, the James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. For the remaining funds, there were no borrowings on their line of credit during the year. Each fund’s line of credit agreement expired on 7/14/2014 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$ 50,000,000	Prime Rate*	July 13, 2015
James Small Cap Fund	$ 6,500,000	Prime Rate*	July 13, 2015
James Mid Cap Fund	$ 715,000	Prime Rate*	July 13, 2015
James Micro Cap Fund	$ 540,000	Prime Rate*	July 13, 2015
James Long-Short Fund	$ 3,000,000	Prime Rate*	July 13, 2015

*	The rate at which the Bank announces as its prime lending rate.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

52	www.jamesfunds.com

James Advantage Funds Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the James Advantage Funds (the “Trust”), comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 27, 2014

Annual Report | June 30, 2014	53

Additional Information	James Advantage Funds
June 30, 2014 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

ADVISORY AGREEMENT APPROVAL

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for The James Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Long-Short Fund, The James Mid Cap Fund and The James Micro Cap Fund at a meeting on May 21, 2014.

The Independent Trustees were assisted by independent legal counsel throughout the contract review process. They discussed the proposed continuances in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the May 21, 2014 Board meeting, after the conclusion of the executive session, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients of the Adviser. He noted that the Adviser spends a great deal of time servicing the Funds’ shareholders (including making portfolio managers and researchers available to shareholders on occasion). He reported that there were no material changes in the structure or relationships of the Adviser.

The representative next reviewed with the Trustees the average total returns of each Fund through December 31, 2013 (one year, three years, five years and ten years (or inception, to the extent applicable)), and the expense ratios and management fees of each Fund through June 30, 2013, comparing them with a peer group of funds with the same, or very similar, investment objectives and strategies. September 30 is the fiscal year-end for the Adviser and was deemed the appropriate date on which to measure expenses and revenues of the Adviser. He reminded the Trustees that the peer groups were generally the same peer groups as had been used for comparison purposes at prior Board meetings, updated to reflect changes from closed funds. He noted that each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size. Comparisons with the Morningstar peer groups were also presented in the materials. He then reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance. With respect to The James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average for the one-, three- and ten-year periods (but underperformed for the five-year period) and its blended benchmark for the ten-year period, and continues to be one of the better performing funds in the Morningstar Conservative Allocation Category over the longer term. For The James Small Cap Fund, the Trustees noted that the Fund had outperformed its peer group average for the one- and three-year periods and its benchmark for the three- and five-year periods. The Trustees then noted that the James Long-Short Fund had outperformed its peer group average for the one-year period but underperformed its benchmark for the one-year period and since inception. The Trustees determined that these periods were too short to be meaningful. The Trustees then noted that the Mid Cap Fund had outperformed its peer group average for the three-year period, but underperformed its peer group average and its benchmark for the remaining periods. For the James Micro Cap Fund, the Trustees noted that the Fund had outperformed its peer group average for the one- and three-year periods and its benchmark for the one-year period. The Trustees noted that each of the Funds had outperformed its peer group average for the three-year period, in some cases by significant margins. The Trustees also noted that, with the exception of the James Mid Cap Fund, each of the Funds had outperformed its peer group average for the one-year period, in some cases by significant margins. The Trustees, however, emphasized that they were focusing more on the longer-term performance which, for each Fund that has at least three years of operations, they considered to be in an acceptable range. The Trustees also noted that, while they acknowledged that

54	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2014 (Unaudited)

performance relative to benchmarks and peer groups was important, they were more focused on how successful a fund is in meeting its investment objectives over the long term. At the conclusion of their review of the above Funds’ performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis.

The representative then reviewed a description of the other services provided to the Funds. He reviewed the marketing services provided, noting that the cost of these services was, in part, reimbursed through the Funds’ 12b-1 plans and emphasized that the Adviser is fully committed to marketing the Funds. He reminded the Trustees that an employee of an affiliate of the Adviser serves as the CCO of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. He also noted that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds.

The representative then reviewed the management fee and expense ratio for each Fund and compared the fee and expense ratio with the average management fee and expense ratio of the Fund’s respective peer group. He noted that the expense ratio was more meaningful than the actual management fee for all of the Funds, except The James Balanced: Golden Rainbow Fund, because they have a universal fee structure where the Adviser generally pays all of the expenses of the Fund and is compensated with a higher management fee. He further noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that, instead of comparing actual management fees, it was more appropriate to compare for all of the Funds, except The James Balanced: Golden Rainbow Fund, total expense ratios, due to the fact that they each had a universal fee structure. The Trustees further noted that some of the funds in the peer groups were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. He then reviewed with the Trustees the calculation of the net adjusted management fee for each of the universal fee Funds (the fee after deduction of all direct expenses, other than distribution-related expenses, paid by the Adviser). The Trustees noted that the comparison of the net adjusted management fee with the average management fee for its peer group was extremely helpful in their analysis, as expense ratios are affected by a number of factors other than management fees. They remarked that for each of the Long-Short Fund and the Micro Cap Fund the net management fee was substantially less than the average management fee for its peer group, and that for each of the Small Cap and Mid Cap Funds the net fee was much closer to the average fee for its peer group.

The Trustees also took into account the Adviser’s assertion that most of the advisers to peer group funds do not do their own research and therefore do not have the costs or expenditure of time that the Adviser has in performing its advisory services. He represented this as significant justification for the Adviser to have higher fees than average, as compared to other advisers. In particular, in considering the Balanced: Golden Rainbow Fund management fee, the

Independent Trustees recognized the significant extra time and effort involved in the Adviser doing its own research and noted that, in general, the Fund has outperformed as a result. Based on their review, the Trustees concluded that the management fees for each of the Funds appeared reasonable. The Trustees then discussed the management fees of the Funds compared to the fees charged by the Adviser for similar private clients.

The Trustees reviewed a third-party profitability benchmark bulletin, which discussed the range of profit margins in the mutual fund industry and another independent study that included 12 month operating profit margins for mutual fund companies. The Trustees reviewed the expense and profitability information from the Adviser and, after discussion with representatives of the Adviser, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable. The Independent Trustees noted that their review of the analysis in executive session included a calculation of profitability without deduction of distribution-related expenses, as well as a consideration of the appropriate level of wage expenses to be included. They also stated that they had considered the proper allocation of common expenses, indicating that they had determined it was more appropriate to allocate expenses pro rata, based on assets, than to allocate them equally among the Funds. In this regard, they noted that the Balanced: Golden Rainbow Fund holds municipal bonds, corporate bonds, TIPS, mortgage-backed bonds and international bonds (which require foreign currency transactions). He pointed out that the portfolio management time, accounting peculiarities, trading and clearing functions are considerable for those types of investments, which are not used by the other Funds.

While the Trustees indicated their belief that distribution expenses paid by the Adviser should be taken into account in considering the Adviser’s profitability, they indicated that their review of profitability without deduction of distribution expenses reflected an acceptable level of profitability with respect to each Fund, particularly when wages were included at a level that would reflect the cost of hiring an equivalent team of portfolio managers that do their own research. They emphasized the difficulty of looking at profitability on an objective basis, noting that profitability was an uncertain determination and that an adviser should not be penalized for being more efficient (and thus more profitable). After further discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

The representative then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on benefits of economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. The representative noted that the Adviser does not have any soft dollar arrangements with broker-dealers. He acknowledged that the

Annual Report | June 30, 2014	55

Additional Information	James Advantage Funds
June 30, 2014 (Unaudited)

Adviser benefits from its association with the Funds and that it currently benefits from favorable press generated by the Funds.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. The Trustees stated that they were satisfied with the Adviser’s and each Fund’s performance, and they complimented the Adviser on its adherence to its basic methodology, particularly when it was out of favor. The Trustees then concluded that, based on their review of the management fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds and that the extent of the services is consistent with the Board’s expectations. In this regard, the Trustees noted that they had discussed each Fund’s possible investment in closed-end mutual funds and exchange-traded funds, such as iShares and similar products, which would be used to gain exposure to particular investment products, indexes or foreign market sectors or indices. After discussion, it was their unanimous conclusion that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of the ETFs and similar products. The Trustees also indicated that they believed, based on their quarterly meetings in executive session with the Adviser’s (and the Funds’) CCO, that the Adviser had maintained an appropriate compliance program through the reporting period.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2013 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	83.75%
James Small Cap Fund	4.48%
James Mid Cap Fund	100.00%
James Micro Cap Fund	0%
James Long-Short Fund	0%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2013 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	77.61%
James Small Cap Fund	4.19%
James Mid Cap Fund	100.00%
James Micro Cap Fund	0%
James Long-Short Fund	0%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $26,660,742 as long-term capital gains dividend and the James Mid Cap Fund designated $445,588 as long-term capital gains dividend.

56	www.jamesfunds.com

James Advantage Funds	Trustees & Officers
June 30, 2014 (Unaudited)

INTERESTED TRUSTEES

Name/Address/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Barry R. James, CFA James Investment Research, Inc.	President & Trustee since 1997	President and CEO, James Investment Research (2005- Present), Executive Vice President	5	Director, Heart to Honduras Director, FAIR Foundation (2010 – Present), Owner – www.mrmicrobusiness.com
1349 Fairground Road Beavercreek, OH 45385 Age: 57		James Investment Research (2000-2006), CEO, James Capital Alliance (2005-Present) and Director (1992- Present)

INDEPENDENT TRUSTEES

Name/Address*/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Anthony P. D’Angelo Age: 84	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None
Leslie L. Brandon Age: 71	Trustee since 2003	Retired partner, Ernst & Young LLP, Columbus, OH (1966-2000)	5	None
Richard C. Russell Age: 67	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002-present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

* All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385.

OFFICERS

Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 64	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 42	Assistant Secretary since 2011	First Vice President, James Investment Research, Inc.
JoEllen L. Legg c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 52	Assistant Secretary since 2010	Vice President and Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor Inc. Ms. Legg is also the Secretary of ALPS Series Trust, Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, and WesMark Funds.

Annual Report | June 30, 2014	57

Trustees & Officers	James Advantage Funds
June 30, 2014 (Unaudited)

OFFICERS (CONTINUED)

Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 42	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc.
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 40	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc.
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 31	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc., and James Capital Alliance, Inc.

58	www.jamesfunds.com

James Advantage Funds	Privacy Policy
June 30, 2014 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
• Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • James Advantage Funds does not jointly market.

Annual Report | June 30, 2014	59

Notes	James Advantage Funds

60	www.jamesfunds.com

Item 2.  Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)
(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.
(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2014	June 30, 2013
$86,500	$83,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2014 and June 30, 2013 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2014	$0	$0
June 30, 2013	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2014 and June 30, 2013 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2014	$12,000	$0
June 30, 2013	$11,500	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2014	$0	$0
June 30, 2013	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2014 and June 30, 2013.

(e)	Pre-Approval Policies and Procedures.

(1)

Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2014	$12,000	$0
June 30, 2013	$11,500	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2014 and June 30, 2013, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:   September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:  September 3, 2014

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan

Chief Financial Officer

Date:  September 3, 2014